                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT: FEBRUARY 19, 2004
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





 MARYLAND                  COMMISSION FILE NO. 1-12616               38-2730780
(State of Organization)                                 (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On February 19, 2004, Sun Communities, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003 and certain other information.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information, including the Exhibit attached hereto, is furnished under "Item 12: Results of Operations and Financial Condition".

         Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company's press release dated February 19, 2004, announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003.

         The Company will hold an investor conference call and webcast at 11:00 a.m. EDT on February 19, 2004 to disclose and discuss the financial results for the fourth quarter and fiscal year ended December 31, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 19, 2004       SUN COMMUNITIES, INC.

                               By: /s/ Jeffrey P. Jorissen
                                  ---------------------------------------------
                                  Jeffrey P. Jorissen, Executive Vice President,
                                          Treasurer, Chief Financial Officer,
                                          and Secretary

                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.   Description                                    Furnished Herewith


99.1          Text of Press Release, dated February 19, 2004       X




                                      -3-